UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2015

GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

(Commission File Number)	(IRS Employer Identification No.)
000-18911	81-0519541

49 Commons Loop
Kalispell, Montana 59901
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective June 30, 2015, Mr. Allen Fetscher (“Mr. Fetscher”) retired from his directorships of Glacier Bancorp, Inc. (“Glacier”) and its subsidiary Glacier Bank (the “Bank,” and collectively with Glacier, the “Company”) due to health reasons. Mr. Fetscher joined the board of directors of Glacier in 1998 upon the merger of First Security Bank with Glacier and has served as the chairman of Glacier’s Compensation Committee since 2002.
The Company thanks Mr. Fetscher for his 18 years of dedicated service as a director.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

99.1	Press Release, dated July 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2015	GLACIER BANCORP, INC.

/s/ Michael J. Blodnick
	By:	Michael J. Blodnick
President and CEO